EXHIBIT 3: CERTIFICATE OF INCORPORATION AND BY LAWS

(a) Certificate of Incorporation of registrant consisting of:

    (i) Certificate of Incorporation dated August 16, 1996.

(b) Corporate by-laws of registrant are incorporated herein by reference to
    Exhibit 3(b) to registrant's Annual Report on Form 10=K for the year ended November 18, 1996.